Exhibit 32.2

HEALTHGATE DATA CORP.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of HealthGate Data Corp. (the “Company”) on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Veronica Zsolcsak, Chief Financial Officer of the Company, certify, pursuant to U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of September 30, 2003 (the last date of the period covered by the Report).

/s/ Veronica Zsolcsak
Veronica Zsolcsak
Chief Financial Officer
November 7, 2003